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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  FEBRUARY 2, 1998


                                  EXCITE, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
                  --------------------------------------------
                         (State or other jurisdiction of
                                 incorporation)



      0-28064                                                 77-0378215
----------------------                                   ---------------------
    (Commission                                              (IRS Employer
    File Number)                                            Identification No.)


        555 Broadway, Redwood City, CA                             94063
--------------------------------------------------------- ---------------------
  (Address of principal executive offices)                      (Zip Code)


                                 (650) 568-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 2, 1998, related to the Registrant's completion of the acquisition of MatchLogic, Inc. ("MatchLogic") by means of a merger (the "Merger") of XCite Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant with and into MatchLogic, as set forth below and in the pages attached hereto:

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        See Exhibit 20.1 for the audited financial statements of MatchLogic

(b)     UNAUDITED PRO FORMA FINANCIAL INFORMATION

        Pro Forma Combined Condensed Financial Information (Unaudited)

        The following unaudited Pro Forma Combined Condensed Financial Statements reflect the business combination between Excite, Inc. ("Excite" or the "Company") and MatchLogic which is accounted for as a pooling of interests. The Unaudited Pro Forma Combined Condensed Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of Excite included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1998, and the historical financial statements and the notes thereto of MatchLogic included herein.

        The unaudited Pro Forma Combined Condensed Balance Sheets combine Excite's December 31, 1997 balance sheet with MatchLogic's December 31, 1997 balance sheet, giving effect to the Merger as if it had occurred on December 31, 1997.

        The unaudited Pro Forma Combined Condensed Statements of Operations combine Excite's historical condensed statement of operations for the year ended December 31, 1997 with the corresponding MatchLogic condensed statement of operations for the period from inception (May 8, 1997) through December 31, 1997.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated as presented in the accompanying unaudited pro forma combined condensed financial statements, nor is it necessarily indicative of future operating results or financial position. The unaudited Pro Forma Combined Condensed Financial Statements do not incorporate any benefits from cost savings or synergy of operations of the combined company.

        Excite and MatchLogic incurred direct transaction costs of approximately $700,000 associated with the Merger which were charged to operations during the quarter ended March 31, 1998. There can be no assurance that Excite will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.



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

                   PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                            (In thousands, unaudited)


                                                                DECEMBER 31, 1997
                                        ----------------------------------------------------------------
                                                                             PRO FORMA        PRO FORMA
                                          EXCITE          MATCHLOGIC        ADJUSTMENTS        COMBINED
                                        ----------        ----------        ----------        ----------
ASSETS
Current assets:
    Cash, cash equivalents and
      short-term investments ....       $   32,074        $       (8)       $     --          $   32,066
    Accounts receivable .........           20,278               629              --              20,907
    Prepaid expenses and other
      current assets ............            1,972               177              --               2,149
                                        ----------        ----------        ----------        ----------
        Total current assets ....           54,324               798              --              55,122
Property and equipment, net .....           12,678             2,465              --              15,143
Intangible assets, net ..........            1,771              --                --               1,771
Other assets ....................            4,657              --                --               4,657
                                        ----------        ----------        ----------        ----------
                                        $   73,430        $    3,263        $     --          $   76,693
                                        ==========        ==========        ==========        ==========

LIABILITIES AND SHAREHOLDERS'
EQUITY (NET CAPITAL DEFICIENCY)
Current liabilities:
    Bank line of credit and
      other notes payable .......       $    6,100        $     --          $     --          $    6,100
    Accounts payable ............            4,700             1,017              --               5,717
    Capital lease obligations,
      current portion ...........            2,904               274              --               3,178
    Non-lease financing,
      current portion ...........            1,176              --                                 1,176
    Related party liabilities ...            1,575              --                                 1,575
    Other accrued liabilities ...           10,834             3,572              --              14,406
    Accrued merger expenses                   --                --                 700               700
                                        ----------        ----------        ----------        ----------
        Total current liabilities           27,289             4,863               700            32,852

Capital lease obligations .......            2,789               287              --               3,076
Non-lease financing .............            1,613              --                --               1,613
Convertible debt ................            5,000              --                                 5,000

Shareholders' equity (net
  capital deficiency):
    Convertible preferred stock..              813               100              (100)              813
    Common stock ................          121,060                34            10,524           131,618
    Additional paid-in capital ..             --              10,424           (10,424)             --
    Deferred compensation .......             (228)           (1,211)             --              (1,439)
    Unrealized gain on
      available-for-sale
      investments ...............               15              --                --                  15
    Accumulated deficit .........          (84,921)          (11,234)             (700)          (96,855)
                                        ----------        ----------        ----------        ----------
        Total shareholders'
         equity (net capital
         deficiency) ............           36,739            (1,887)             (700)           34,152
                                        ----------        ----------        ----------        ----------
                                        $   73,430        $    3,263        $     --          $   76,693
                                        ==========        ==========        ==========        ==========



                             See accompanying notes.



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             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                (In thousands, except per share data; unaudited)


                                                            YEAR ENDED DECEMBER 31, 1997
                                         --------------------------------------------------------------------
                                                                                PRO FORMA         PRO FORMA
                                           EXCITE            MATCHLOGIC       ADJUSTMENTS(1)       COMBINED
                                         -----------        -----------        -----------        -----------

Revenues .........................       $    50,151        $     3,964        $      --          $    54,115
Cost of revenues .................            19,937              1,099               --               21,036
                                         -----------        -----------        -----------        -----------

Gross profit .....................            30,214              2,865               --               33,079
Operating expenses:
   Research and development.......            13,427              3,267               --               16,694
   Sales and marketing ...........            27,599              4,411               --               32,010
   Distribution license fees
     and data acquisition costs ..             7,615              1,750               --                9,365
   General and administrative ....             8,057              1,420               --                9,477
   Charge for purchased in-process
      technology .................              --                2,346               --                2,346
   Other merger and acquisition
      related costs, including
      amortization of goodwill
      and other purchased
      intangibles ................             3,389                600               --                3,989
                                         -----------        -----------        -----------        -----------
      Total operating expenses ...            60,087             13,794               --               73,881
                                         -----------        -----------        -----------        -----------
Operating loss ...................           (29,873)           (10,929)              --              (40,802)
Interest income ..................             1,246                 57               --                1,303
Interest and other expense .......            (1,055)              (362)              --               (1,417)
Equity share of losses of
   affiliated company ............              (477)              --                 --                 (477)
                                         -----------        -----------        -----------        -----------

Net loss .........................       $   (30,159)       $   (11,234)       $      --          $   (41,393)
                                         ===========        ===========        ===========        ===========
Basic and diluted net loss
  per share ......................       $     (2.18)                                             $     (2.94)
                                         ===========                                              ===========

Shares used in computing
   basic and diluted net loss
   per share .....................            13,851                                   226             14,077
                                         ===========                           ===========        ===========



(1) See Note 3 of Notes to Pro Forma Combined Condensed Financial Statements for information regarding the non-recurring charges recorded at the time of the business combination.




                             See accompanying notes.



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           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

1.  PERIODS COMBINED

    The condensed consolidated statement of operations of Excite for the year ended December 31, 1997 has been combined with the condensed statement of operations of MatchLogic for the period from inception (May 8, 1997) to December 31, 1997, giving effect to the Merger as if it had occurred on May 8, 1997.

    The condensed consolidated balance sheet of Excite as of December 31, 1997 has been combined with the condensed balance sheet of MatchLogic as of the same date giving effect to the Merger as if it had occurred on December 31, 1997.

2.  BASIS OF PRESENTATION

    The unaudited pro forma combined condensed financial statements reflect the issuance of approximately 3,061,120 shares of Excite Common Stock for all of the outstanding shares of MatchLogic Common Stock and Convertible Preferred Stock in connection with the Merger at an exchange ratio of 0.2291 shares of Excite Common Stock for each share of MatchLogic Common Stock and Convertible Preferred Stock.

3.  MERGER TRANSACTION COSTS

    Excite and MatchLogic incurred direct transaction costs of approximately $700,000 associated with the Merger, primarily for legal and other professional consulting fees, which was charged to operations during the quarter ending March 31, 1998. The unaudited pro forma combined condensed balance sheet gives effect to such charges as if they had been incurred as of December 31, 1997, but the effect of these costs has not been reflected in the unaudited pro forma combined condensed statement of operations as they are nonrecurring in nature. It is expected that substantially all of the cash transactions and other charges will be paid out of the existing cash and cash equivalents of Excite within six to twelve months after the consummation of the merger. There can be no assurance that Excite will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

4.  PRO FORMA LOSS PER SHARE

    The pro forma combined basic and diluted net loss per share is based on the combined weighted average number of common shares of Excite Common Stock and MatchLogic Common Stock outstanding during the year using the exchange ratio based on the issuance of approximately 769,660 shares of Excite Common Stock for all of the outstanding shares of MatchLogic Common Stock as of February 2, 1998. All convertible debt, convertible preferred stock, warrants, employee stock options and shares subject to repurchase rights that had not lapsed have been excluded from the computation of pro forma combined basic and diluted earnings per share because all such securities are anti-dilutive for the period presented.

5.  CONFORMING AND PRO FORMA ADJUSTMENTS

    There were no adjustments required to conform the accounting policies of Excite and MatchLogic. Certain amounts for MatchLogic have been reclassified to conform with Excite's financial statement presentation. There have been no significant intercompany transactions.



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 (c)    EXHIBITS.

        The following exhibits are filed herewith:

        20.1 MatchLogic, Inc. audited financial statements for the period from inception (May 8, 1987) to December 31, 1997

        23.1    Consent of Ernst & Young LLP, Independent Auditors.



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EXCITE, INC.




Date:  March 31, 1998                      By:  /s/ Robert C. Hood
                                                --------------------------------
                                                Robert C. Hood
                                                Executive Vice President,
                                                Chief Administrative Officer and
                                                Chief Financial Officer



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